EXHIBIT 10.48


                               LEVI STRAUSS & CO.
                 EMPLOYEE LONG-TERM INVESTMENT AND SAVINGS PLAN

                                   AMENDMENTS


         WHEREAS,  LEVI  STRAUSS  & CO.  (the  "Company")   maintains  the  Levi
Strauss  & Co.  Employee  Long-Term Investment and Savings Plan (the "ELTIS");
and

         WHEREAS, pursuant to Section 16.1 of the ELTIS, the Board of Directors of the Company is authorized to amend the ELTIS at any time and for any reason; and

         WHEREAS, the Company desires to amend the ELTIS, effective January 1, 2002, in accordance with Regulations promulgated by the Internal Revenue Service to eliminate all optional forms of benefit payable thereunder in the form of an annuity; and

         WHEREAS, by resolutions duly adopted on June 22, 2000, the Board of Directors of the Company authorized Philip A. Marineau, President and Chief Executive Officer, to take certain actions with respect to the ELTIS and to further delegate to certain officers of the Company the authority to take certain actions with respect to the ELTIS; and

         WHEREAS, on June 22, 2000, Philip A. Marineau delegated to any Senior Vice President, Human Resources, including Fred D. Paulenich, Senior Vice President of Worldwide Human Resources, the authority to take certain actions with respect to the ELTIS and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendment herein is within the delegated authority of Fred
D. Paulenich; and

         NOW THEREFORE, effective as of January 1, 2002, the ELTIS is hereby amended by adding the following sentence at the beginning of Subsection 9.4(b) to read as follows:

                "(b)  ANNUITY  CONTRACT.  This  Subsection  9.4(b)  shall  apply
only  with   respect  to  any  distribution of  a  Plan  Benefit with an Annuity
Starting Date before January 1, 2002."

                                      * * *

         IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this ______ day of ________________________, 2001.

                     LEVI STRAUSS & CO.


                     By:      __________________________________________________
                              Fred D. Paulenich
                              Senior Vice President of Worldwide Human Resources